UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) November 30, 2006


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          -------------------------------------------

On November 28, 2006, Old Republic International Corporation, through its wholly owned subsidiary, Old Republic Insurance Company, entered into a definitive Purchase Agreement with Aon Corporation ("Aon") for the purchase of Aon's subisidiaries, Special Risk Resources Insurance Agency, Inc. and Special Risk Resources Insurance Agency of New York, Inc. comprising Aon's Construction Program Group division. The purchase includes the policy renewal rights and related assets, as well as the portfolio of insurance in force written by the Construction Program Group through Aon's subsidiary, Virginia Surety Company. The purchase price was $85 million in cash. The acquistion closed on November 30, 2006.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant




Date: November 30, 2006                  By: /s/ Karl W. Mueller
                                         -----------------------------------
                                         Karl W. Mueller
                                         Senior Vice President
                                         and Chief Financial Officer